                                                                    EXHIBIT 99.3

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE:    12-Jan-00                    COLLECTION PERIOD           3
DISTRIBUTION DATE:    15-Jan-00                    BEGINNING:           1-Dec-99
                                                   ENDING:             31-Dec-99

I. POOL BALANCE CALCULATION:

A.   Original Pool Balance                                                                                           794,746,210.70

B.   Beginning of Period Outstanding Pool Balance                                                                    748,145,326.19

C.   Monthly Principal Amounts

     (1)  Monthly Scheduled Payments                                                                                  13,826,139.86
     (2)  Full Prepayments (excluding Purchased Receivables)                                                           9,323,903.31
     (3)  Receivables becoming Liquidated Receivables during period                                                      139,718.78
     (4)  Receivables becoming Purchased Receivables during period                                                                -
     (5)  Other Receivables adjustments                                                                                  (18,981.25)

     Total Monthly Principal Amounts                                                                                  23,270,780.70

D.   Total Monthly Payments allocable to Interest                                                                      6,988,592.65

E.   End of period Outstanding Pool Balance                                                                          724,874,545.49

F.   Pool Factor                                                                                                           0.912083

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                            Class A-1          Class A-2           Class A-3           Class A-4
                                                          -------------      --------------      --------------      --------------
A.   Beginning of period Outstanding Principal Balance    78,399,115.49      314,000,000.00      196,000,000.00      151,800,000.00

B.   Noteholders' Principal Distributable Amount          23,270,780.70                0.00                0.00                0.00
C.   Noteholders' Interest Distributable Amount              416,285.69        1,711,300.00        1,102,500.00          877,910.00
                                                          -------------------------------------------------------------------------
D.   Note Distributable Amount                            23,687,066.39        1,711,300.00        1,102,500.00          877,910.00
E.   Note Principal Carryover Shortfall                               0                   0                   0                   0
F.   Note Interest Carryover Shortfall                                0                   0                   0                   0
G.   Insured Payment                                                  0                   0                   0                   0

H.   End of period Outstanding Principal Balance          55,128,334.79      314,000,000.00      196,000,000.00      151,800,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

     A.   Available Funds in Collection Account:

                    (1)  Monthly Scheduled Payments on Receivables during period (including partial prepays)
                           (a)  Principal                                                                             13,826,139.86
                           (b)  Interest                                                                               6,875,776.94
                    (2)  Full Prepayments collected during period
                           (a)  Principal                                                                              9,007,677.66

                           (b)  Interest                                                                                  90,586.81
                    (3)  Net Liquidation Proceeds collected during period                                                169,831.75
                    (4)  Net Insurance Proceeds collected during period
                           (a)  Principal                                                                                316,225.65
                           (b)  Interest                                                                                   5,635.95
                    (5)  Purchase Amounts deposited in Collection Account                                                         0
                    (6)  Investment Earnings - Collection Account                                                        137,715.13

                    Total Available Funds in Collection Account                                                       30,429,589.75

     B.   Available Funds in Payment Account:

                    (1)  Available Funds transferred from Collection Account                                       $  30,429,589.75
                    (2)  Amount withdrawn from Spread Account and deposited to Payment Account                     $              -
                    (3)  Insured Payment deposited to Payment Account                                              $              -

                    Total Available Funds in Payment Account                                                       $  30,429,589.75

     C.   Distributions from Payment Account:

                    (1)  Monthly Servicing Fee                                                                           623,454.44
                    (2)  Unpaid Monthly Servicing Fee for Prior Collection Period                                                 0
                    (3)  Owner Trustee Fees (if paid from Available Funds)                                                        0
                    (4)  Indenture Trustee Fees (if paid from Available Funds)                                                    0
                    (5)  Insurance Premium                                                                               122,475.00
                    (6)  Note Interest Distributable Amount
                                     (a)        Class A - 1                                                              416,285.69
                                     (b)        Class A - 2                                                            1,711,300.00
                                     (c)        Class A - 3                                                            1,102,500.00
                                     (d)        Class A - 4                                                              877,910.00
                    (7)  Final Scheduled Distribution Date Note Principal Distributable Amount
                                     (a)        Class A - 1                                                                       0
                                     (b)        Class A - 2                                                                       0
                                     (c)        Class A - 3                                                                       0
                                     (d)        Class A - 4                                                                       0
                    (8)  Note Principal Distributable Amount
                                     (a)        Class A - 1                                                           23,270,780.70
                                     (b)        Class A - 2                                                                       0
                                     (c)        Class A - 3                                                                       0
                                     (d)        Class A - 4                                                                       0
                    (9)  Reimbursement Amounts Owing to Insurer                                                                   0
                    (10) Spread Account Deposit (to increase to Required Amount)                                       2,304,883.92
                    (11) Indenture or Owner Trustee Fees (not paid under C)                                                       0
                    (12) Re-Liening Expenses                                                                                      0
                          (To the extent not paid by Servicer)
                    (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                      0
                    (14) After Servicer Default, remaining Available Funds deposited                                              0
                          in Note Distribution Account

                    Total Distributions                                                                               30,429,589.75

     D.   Excess Available Funds (or shortfall)                                                                                   -

     E.   Remaining Available Funds to holder of Residual Interest Certificate                                                    0

IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

               A. Available Funds Transferred from Collection Account to Payment Account                           $  30,429,589.75
               B. Distributions required under 4.03 (a)(i) through (vii)                                           $  28,124,705.83
               C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                                              0
               D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                                  0

V. SPREAD ACCOUNT BALANCE

               A. Spread Account Balance After Deposit/Disbursements
                    (1) Beginning Spread Account Balance                                                           $  17,780,671.01
                    (2) Investment Income Deposited to Spread Account                                              $      72,116.49
                    (3) Withdrawal to make required payments under 4.03                                                           0
                    (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                                   0
                    (5) Deposit to Spread Account after Disbursements                                              $   2,304,883.92
                    (6) Spread Account Balance after Deposit/Disbursments                                          $  20,157,671.41

               B. Spread Account Required Amount                                                                   $  21,746,236.36

                    (1) 3% of Pool Balance                                                                         $  21,746,236.36
                    But in no event less than the lesser of (a) or (b)
                              (a) .5% of Original Pool Balance                                                     $   3,973,731.05
                              (b) Outstanding Principal Amount of All Notes                                        $ 716,928,334.79

               C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                               0

               D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                                      0

VI. INSURED PAYMENTS

               A. Available Funds Transferred from Collection Account to Payment Account                           $  30,429,589.75
               B. Available Funds Transferred from Spread Account to Payment Account                               $              0
               C. Note Interest Distributable Amount                                                                   4,107,995.69
               D. Guaranteed Note Principal Amount                                                                 $              0
               E. Deficiency Amount                                                                                $              0
                   (Min:(Lines A+B-C-D) and $0.00)                                                                 $              0
               F. Preference Amount                                                                                $              0
               G. Insured Payment (lines E+F)                                                                      $              0

                       Note Principal                      Note Interest
                  Carryover Shortfall                Carryover Shortfall                       Total
 CLASS A-1        $              0.00                $              0.00                   $    0.00
 CLASS A-2        $              0.00                $              0.00                   $    0.00
 CLASS A-3        $              0.00                $              0.00                   $    0.00
 CLASS A-4        $              0.00                $              0.00                   $    0.00
----------------------------------------------------------------------------------------------------
  TOTAL           $              0.00                $              0.00                   $    0.00

              Current Distribution Date      Prior Distribution Date
                    Note Principal                Note Principal               Change in Note
                 Carryover Shortfall           Carryover Shortfall     Principal Carryover Shortfall
 CLASS A-1    $                    0.00      $                  0.00   $                        0.00
 CLASS A-2    $                    0.00      $                  0.00   $                        0.00
 CLASS A-3    $                    0.00      $                  0.00   $                        0.00
 CLASS A-4    $                    0.00      $                  0.00   $                        0.00
-----------------------------------------------------------------------------------------------------
  TOTAL       $                    0.00      $                  0.00   $                        0.00

              Current Distribution Date      Prior Distribution Date
                    Note Interest                 Note Interest               Change in Note
                 Carryover Shortfall           Carryover Shortfall     Interest Carryover Shortfall
 CLASS A-1    $                    0.00      $                  0.00   $                       0.00
 CLASS A-2    $                    0.00      $                  0.00   $                       0.00
 CLASS A-3    $                    0.00      $                  0.00   $                       0.00
 CLASS A-4    $                    0.00      $                  0.00   $                       0.00
---------------------------------------------------------------------------------------------------
  TOTAL       $                    0.00      $                  0.00   $                       0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                             $     906,028.51

VIII. DELINQUENCY RATIO

               A. Delinquency Statistics

    Days                                              Outstanding                        Past Due
 Delinquent                       Units               Principal                          Amount
---------------------------------------------------------------------------------------------------
  31- 60                            926          $     12,313,795.50                  $  617,770.06
  61- 90                            146          $      1,848,889.98                  $  145,929.30
  91- 120                            33          $        378,484.41                  $   44,742.52
   121+                               0          $                 -                  $           -
---------------------------------------------------------------------------------------------------
  TOTAL                           1,105                14,541,169.89                     808,441.88

               B. Delinquency Percentage

                    (1) Outstanding Principal Balance for Delinquency => 30Days                                    $  14,541,169.89
                    (2) Pool Principal Balance Beginning of Collection Period                                      $ 748,145,326.19
                    (3) Delinquency Percentage (Line 1/Line 2)                                                                 1.94%

IX. CUMULATIVE NET LOSS RATIO

                        (1)  Principal Balance of Defaulted Contracts in current Collection Period                 $     139,718.78
                        (2)  Cumulative Defaulted Contracts Including
                              Defaulted Contracts in current Collection Period                                     $     175,050.20
                        (3)  Net Liquidation Proceeds collected during current Collection Period                   $     153,238.80
                        (4)  Cumulative Net Liquidation Proceeds Including
                              Net Liquidation Proceeds in current Collection Period                                $     170,380.17
                        (5)  Original Pool Balance                                                                 $ 794,746,210.70
                        (6)  Cumulative Net Loss Rate (2) minus (4) divided by (5)                                            0.001%

X. REPOSSESSED INVENTORY

                                                                                                        Units          Principal
                                                                                                     ----------    ----------------
                        A. Principal Balance of repossessed Financed Vehicles (beg.)                         61          828,922.58
                        B. Repossessed Financed Vehicles (Principal)                                        108    $   1,574,492.04
                        C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)             7          214,440.84
                        D. Realized losses on sale of repossessed Financed Vehicles (Principal)               3            3,072.93
                                                                                                     ------------------------------
                        E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)              159    $   2,185,900.85

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12TH day of January, 2000


                                             /s/ Kelley Gurvis
                                             -----------------------------------
                                             Name:  Kelley Gurvis
                                             Title: Authorized Officer